FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2005 (March 31, 2005)

                              Tasker Capital Corp.
             (Exact name of registrant as specified in its charter)


           NEVADA                 000-32019                  88-0426048
  State or other Jurisdiction    (Commission                (IRS Employer
       of Incorporation          File Number)            Identification Number)


                   100 MILL PLAIN RD., DANBURY, CT          06811
            --------------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code   (203) 546-3555

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

The information contained in this Current Report on Form 8-K/A amends the information contained in the Current Report on Form 8-K filed on April 1, 2005.


Item 2.02 Results of Operations and Financial Condition

At 4:15 pm on March 31, 2005, the management of Tasker Capital Corp. ("Tasker") held a conference call to discuss Tasker's financial results for the year ended December 31, 2004 and other recent developments. On April 1, 2005, Tasker issued a press release detailing points made on the conference call. A copy of this press release is attached hereto as Exhibit 99.1. The conference call slides are attached hereto as Exhibit 99.2. The transcript of the conference call is attached as Exhibit 99.3. Exhibits 99.1, 99.2 and 99.3 are incorporated by reference in response to this Item 2.02.

Item 7.01 Regulation FD Disclosure

      Please see Exhibits 99.1, 99.2 and 99.3.

This information, including exhibits attached hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

(c) The following exhibits are being furnished as part of this Form 8-K:

Exhibit Number          Description
--------------          -----------
Exhibit 99.1            Press release issued on April 1, 2005.

Exhibit 99.2            March 31, 2005 Conference call slide presentation

Exhibit 99.3            March 31, 2005 Conference call transcript

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TASKER CAPITAL CORP.
                                       (Registrant)

                                    By: /s/ Robert D. Jenkins
                                        ----------------------
                                            Robert D. Jenkins
                                            Chief Financial Officer

Dated: April 4, 2005